Exhibit 10.6                                               Annex J
                          PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "Agreement") dated as of ________ ___, 1998 is made by Interiors, Inc., a Delaware corporation (the "Pledgor"), in favor of Bentley International, Inc., a Missouri corporation ("Secured Party").


                                 R E C I T A L S


     A. Pledgor is the beneficial owner of (i) all of the issued and outstanding shares of common stock, $1.00 par value ("Common Stock"), of Windsor Art, Inc., a Missouri corporation ("Windsor") (collectively, the "Windsor Shares") (ii) 150,000 shares of common stock, $.18 par value ("Bentley Common Stock"), of Bentley International, Inc., a Missouri corporation ("Bentley") (together with the Windsor Shares, the "Pledged Shares"), and (iii) a warrant to purchase up to 300,000 shares of Bentley Common Stock (collectively, the "Pledged Warrants").

     B. The certificates representing the Windsor Shares and the Bentley Common Stock are registered in the names of the Trustees and Trustee, respectively, of The Windsor Art, Inc. Voting Trust No. 1 (the "Windsor Voting Trust") and The Bentley International, Inc. Voting Trust No. 1 (the "Bentley Voting Trust").

     C. On the date hereof, Pledgor has executed two Promissory Notes (the "Notes"), the first in the aggregate principal amount of $2,000,000 and the second in the aggregate principal amount of $3,300,000 in favor of Secured Party.

     D. It is a condition precedent to the Stock Purchase Agreement between Pledgor and Secured Party dated as of July 7, 1998 (the "Stock Purchase Agreement") that Pledgor pledge the Pledged Shares and the Pledged Warrants as collateral for the Notes and as security for the indemnification obligations of Buyer pursuant to Section 10.02(b) of the Stock Purchase Agreement, pursuant to the terms set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and to satisfy the condition precedent in the Stock Purchase Agreement, Pledgor hereby agrees as follows:

     SECTION 1. Pledge. Pledgor hereby pledges to Secured Party, and grants to Secured Party a security interest in, the following (the "Pledged Collateral"): the Pledged Shares and the certificate(s) representing the Pledged Shares, including without limitation the Voting Trust Certificates issued by the Trustees and Trustee, respectively, of the Windsor Voting Trust and the Bentley Voting Trust; the Pledged Warrants and the certificate(s) representing the Pledged Warrants; all dividends or other distributions on or in respect of the Pledged Shares (including without limitation the Voting Trust Certificates issued by the Trustees and Trustee, respectively, of the Windsor Voting Trust and the Bentley Voting Trust)and the Pledged Warrants; and all proceeds of any and all of the Pledged Shares and the Pledged Warrants (including without limitation (i)shares of Bentley Common Stock issued upon exercise of the Pledged Warrants and (ii) the Voting Trust Certificates issued by the Trustees and Trustee, respectively, of the Windsor Voting Trust and the Bentley Voting Trust).

     SECTION 2. Security for Obligations. Subject to Section 13 hereof, this Agreement secures the payment of all obligations of Pledgor now or hereafter existing under the Notes, the indemnification obligations of Pledgor under
Section 10.02(b) of the Stock Purchase Agreement and all obligations of Pledgor now or hereafter existing under this Agreement (collectively, the "Pledgor Obligations").

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall (in the case of the Pledged Shares, the Voting Trust Certificates and the Pledged Warrants delivered herewith, upon the execution hereof) be delivered to and held by, Riezman & Blitz, P.C. (the "Agent") for the benefit of Secured Party pursuant hereto and shall be in suitable form for transfer, either duly endorsed in blank or accompanied by assignments or stock powers duly executed authorizing transfer thereof pursuant to the terms of this Agreement reasonably satisfactory to Secured Party. Secured

Party shall have the right, at any time after Pledgor shall have failed to fully perform or pay any of the Pledgor Obligations (a "Default") and such Default shall be continuing, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral.

     SECTION 4. Representations and Warranties. Pledgor represents and warrants to Secured Party as follows:

     (a) Pledgor is the sole legal and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, option, charge or other encumbrance or claims except for the security interest created by this Agreement and the legal interests created by the Windsor Voting Trust and the Bentley Voting Trust.

     (b) This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general principles of equity.

     (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).

     SECTION 5. Further Assurances. Pledgor agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce the rights and remedies of Secured Party hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof.

          SECTION 6. Voting Rights; Ability to Exercise Pledged Warrants.

Subject to any voting agreement or voting trust between Pledgor and Secured Party, so long as no Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof (including shares of Bentley Common Stock issued upon exercise of the Pledged Warrants) for any purpose not inconsistent with the terms of this Agreement.

Upon the occurrence and during the continuance of a Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall thereupon become vested in Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

During the term of this Agreement, Pledgor shall have the right to exercise the Pledged Warrants at any time prior to the expiration thereof upon the terms set forth in the certificate(s) representing the Pledged Warrants. Pursuant to
Section 1 hereof and the terms of the Bentley Voting Trust, any shares of Bentley Common Stock and any Voting Trust Certificates issued upon exercise of the Pledged Warrants shall remain subject to this Agreement.

     SECTION 7. Transfers and Other Liens. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral owned by it, or (ii) create or permit to exist any lien or other encumbrance upon or with respect to any such Pledged Collateral, except for the security interest under this Agreement and the legal interests created by the Bentley Voting Trust and the Windsor Voting Trust.

     SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, at any time, upon the occurrence and during the continuance of any Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.

     SECTION 9.  Secured  Party May  Perform.  If Pledgor  fails to perform  any
agreement  contained  herein,   Secured  Party  may  itself  perform,  or  cause
performance of, such agreement.

     SECTION 10. Remedies upon Default. If any Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights of a secured party on default under the Missouri Uniform Commercial Code in effect at that time, and Secured Party may also sell the Pledged Collateral or any part thereof in accordance with the provisions thereof.

     SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Pledgor and Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 12. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered in accordance with the provisions of Section 11.01 of the Stock Purchase Agreement.

     SECTION 13. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until performance or payment in full of the Pledgor Obligations, provided, however, that subject to claims for indemnification asserted by Secured Party which have not been resolved pursuant to Section 14 hereof and are pending on the first anniversary of the date hereof (the "Anniversary Date"), Secured Party shall have no security interest in the Pledged Collateral after the Anniversary Date with respect to Pledgor's indemnification obligations under Section 10.02(b) of the Stock Purchase Agreement, (ii) be binding upon Pledgor, its successors and assigns, and
(iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns (including assignees of the Notes or rights to payments thereunder).

     SECTION 14. Indemnification Claims.

     (a) If, at any time during the term of this Agreement, Secured Party has incurred or suffered Damages for which it is entitled to indemnification under
Article X of the Stock  Purchase  Agreement,  Secured  Party shall give  written notice of such claim to Pledgor, stating in reasonably sufficient detail the events or circumstances which are the basis for and amount of such claim. If Pledgor objects to any such claim, it shall give written notice of such objection to Secured Party within ten (10) days after the date of receipt of Secured Party's notice, and shall state the basis for such objection. Notwithstanding the foregoing, such ten (10) day period shall be extended to a twenty (20) day period if within such original ten (10) day period Pledgor gives written notice to Secured Party that additional time is necessary to respond to the claim. If no objection to Secured Party's claim is made by Pledgor within such ten (10) day period, or twenty (20) day period, as applicable, the claim shall be deemed resolved.

     (b) If Secured Party provides timely notice of objection to any claim, Secured Party and Pledgor shall attempt to resolve the dispute and, if they are able to do so, shall agree in writing as to the amount of the claim resolved, if any.

     (c) If Secured Party and the Pledgor are unable informally to resolve a disputed claim pursuant to Section 14(b) above within twenty (20) days after the date of the Pledgor's objection to Secured Party's claim, the dispute shall be settled by a court of competent jurisdiction in the State of Missouri or the United States District Court for the Eastern District of Missouri. Any final decision or award of such court shall be treated as a claim resolved under this Agreement and shall be final and conclusive on the parties to this Agreement and their respective affiliates.

     (d) Unless Pledgor pays a resolved claim in full within five (5) days after the date such claim is resolved pursuant to the foregoing provisions of this
Section 14, Agent shall pay the resolved claim without further mutual instructions from the parties as follows. Agent shall release, assign, transfer and deliver to Secured Party Pledged Collateral having a Fair Market Value equal to the lesser of (i) the amount of any such resolved claim or (ii) the then current Fair Market Value of all Pledged Collateral held by Agent. For purposes of this Section 14(d), the "Fair Market Value" of any Pledged Shares which are publicly traded shall be the average closing bid price per share of such Pledged Shares for the twenty (20) trading days immediately preceding the third trading day prior to the date that the applicable claim is resolved and the "Fair Market Value" of any other Pledged Collateral shall be the fair market value of such Pledged Collateral as of the date the applicable claim is resolved determined by an appraiser designated by Agent, in Agent's absolute discretion. The Secured Party shall pay for such appraisal, and the cost of such appraisal shall be added to the applicable resolved claim which the Agent is paying pursuant to the provisions of this Section 14(d).

     SECTION 15. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Pledgor Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee, receiver, manager or similar official for, Pledgor, all as though such payments had not been made.

     SECTION 16. Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri. Each party hereto irrevocably submits to the jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Pledgor and Secured Party may each respectively appoint such attorneys, accountants and agents to act for them before the court.

     SECTION 17. Agent.

     (a) The duties of the Agent hereunder shall be entirely administrative and not discretionary. The Agent shall be obligated to act only in accordance with written or oral instructions received by it as provided in this Agreement and is authorized hereby to comply with any orders, judgments or decrees of any court of competent jurisdiction and shall not be liable as a result of its compliance with the same.

     (c) As to any legal questions arising in connection with the administration of this Agreement, the Agent may rely absolutely upon the opinions given to it by its counsel and shall be free of liability for acting in reliance on such opinions.

     (d) The Agent may rely absolutely upon the genuineness and authorization of the signature and purported signature of any party upon any instruction, notice, release, receipt or other document delivered to it pursuant to this Agreement.

     (e) The Agent may, as a condition to the disbursement of monies as provided herein, require from the payee or recipient a receipt therefor and, upon final payment or disposition, a release of the Agent from any liability arising out of its execution or performance of this Agreement, such release to be in a form reasonably satisfactory to the Agent.

     (f) Pledgor and the Secured Party shall each pay one-half of the reasonable legal fees for services provided pursuant to this Agreement by the Agent.

     SECTION 18. Indemnity.

     (a) Pledgor and Secured Party agree to and hereby do waive any suit, claim, demand or cause of action of any kind which they or it may have or may assert against the Agent arising out of or relating to the execution or performance by the Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the wilful neglect or gross negligence or fraud of the Agent. They further agree to indemnify the Escrow Agent against and from any and all claims, demands, costs, liabilities and expenses, including reasonable counsel fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of its execution or performance of this Agreement. Such agreement to indemnify shall survive the termination of this Agreement until extinguished by any applicable statute of limitations.

     (b) In case any litigation is brought against the Agent in respect of which indemnity may be sought hereunder, the Agent shall give prompt notice of that litigation to the parties hereto, and the parties upon receipt of that notice shall have the obligation and the right to assume the defense of such litigation, provided that failure of the Agent to give that notice shall not relieve the parties hereto from any of their obligations under this Section unless that failure prejudices the defense of such litigation by said parties. At its own expense, the Agent may employ separate counsel and participate in the defense. The parties hereto shall not be liable for any settlement without their respective consents. IN WITNESS WHEREOF, Pledgor and Secured Party have executed, or caused this Agreement to be duly executed and delivered on its behalf, as of the date first above written.


                         PLEDGOR:

                         INTERIORS, INC., a
                         Delaware corporation



                         By:
                                An Authorized Officer



                         SECURED PARTY:

                         BENTLEY INTERNATIONAL, INC., a
                         Missouri corporation



                         By:
                                 An Authorized Officer